Exhibit 99.2

IBM Strategic Update October 8, 2020 ibm.com/investor

Forward Looking Statements and Non-GAAP Information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its press release and investor presentation materials, certain non-GAAP information including trailing twelve month revenue for Red Hat normalized for historical comparability and adjusted for for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.3 to the company’s Form 8-K filed with the SEC on October 8, 2020. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.3 to the company’s Form 8-K submitted to the SEC on October 8, 2020. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/ibm-strategic-update-2020

Arvind Krishna Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer

Multi-year transformation, accelerated by strong Red Hat adoption, has positioned IBM for success in the hybrid cloud and AI market Foundation now in place to further capitalize on the $1 trillion hybrid cloud market opportunity and bolster IBM’s leadership position IBM will accelerate its growth through increased focus on its hybrid cloud platform strategy, a higher level of investment and a simplified operating model With client needs for application and infrastructure services diverging, IBM will also execute a tax-free spin-off of the Managed Infrastructure Services business of its Global Technology Services segment (“NewCo”) •IBM will be focused on its open hybrid cloud platform and AI solutions, underpinning its growth strategy and ability to drive digital transformations for clients •NewCo will immediately be the world’s leading managed infrastructure services provider, with increased agility to focus on evolving client needs and delivery excellence •Both companies will be on a trajectory for improved growth, with greater financial flexibility and ability to partner and capture new opportunities

Creating value through focus Establishing the #1 Managed Infrastructure Services Company Improving growth trajectory of both businesses

Establishing Two Market-Leading Companies with Focused Strategies Technology & platform innovation Digital transformations Significant growth opportunities IBM #1 Hybrid Cloud Platform and AI Company $59B Revenue* NewCo #1 Managed Infrastructure Services Company $19B Revenue* IT infrastructure modernization Service delivery excellence Operational efficiency and cash flow generation IBM and NewCo will have a strong strategic relationship

Creating Value Through Focus Establishes two industry-leading enterprise technology companies with mission-critical portfolios Increased clarity and agility to focus on respective operating and financial models Freedom to partner and invest for enhanced customer outcomes and drive better growth opportunities Opportunity for improved financial performance for both companies 7

Hybrid Cloud Delivers a Generational Leap in Client Value 2.5X More client value through hybrid cloud approach* Business acceleration Developer productivity Infrastructure cost efficiency Regulatory, Compliance & Security Strategic optionality Hybrid cloud platform Greenfield cloud applications Lift & shift applications Containerize applications & change operating model Fully replatform applications onto integrated hybrid platform * Relative to public-only cloud structures8

Hybrid Cloud is a Significant Market Opportunity 1 Trillion >90% of enterprises have hybrid environments ~75% of workloads not in public cloud ~60% of hybrid cloud opportunity is in highly-regulated industries Hybrid Cloud Market Opportunity 9

IBM Has Created the Foundation to Capitalize on this Opportunity

- Application Modernization
- OpenShift Everywhere
- Red Hat Acquisition & Marketplace
- Cloud Paks
- Linux One with OpenShift on Z
- Regulated Industry Clouds

$1T
Addressable Opportunity

$300B Cloud Transformational Services

+

$450B Cloud Software & Platforms

+

$230B Cloud Infrastructure

10

IBM’s Core Strengths and Enhanced Focus Drive Success Core Strengths Financial Profile üMost broadly adopted open hybrid cloud platform architecture enabling “build once, run anywhere” üFull stack capabilities leverage incumbency to accelerate hybrid cloud adoption and realize value of data üTrusted innovation and modernization partner with deep vertical expertise to drive digital transformations üBroadest access to innovation üTighter integration and focus on hybrid cloud platform and AI solutions üGreater financial flexibility to increase investments in technology innovation and skills üClear trajectory for accelerated revenue and profit growth 11

Strong Track Record in Hybrid Cloud Leading Companies Leverage IBM’s Platform to Drive Digital Transformations… …Accelerating IBM’s Cloud Performance >2,400 Hybrid Cloud platform clients >2x increase in # of large Red Hat deals, contributes to >20% Red Hat revenue growth* >200 Global Business Services engagements leveraging Red Hat technology >300 new partners added to IBM’s and/or Red Hat’s hybrid cloud ecosystem >20% IBM Cloud revenue growth** *TTM through June 30, 2020. Large Red Hat deals defined as >$10m. Yr/yr Red Hat revenue growth @cc, normalized for historical comparability **TTM through June 30, 2020. Yr/yr revenue growth @cc12

IBM’s Integrated Capabilities Drive Adoption of our Hybrid Cloud Platform… Cloud Transformation Services IBM Services Global System Integrators Deep expertise drives digital transformations and adoption of IBM's open hybrid cloud platform Software IBM Applications IBM Middleware 3rd Party Ecosystem AI-powered software and solutions (Cloud Paks) integrated with hybrid cloud platform Extensive portfolio of middleware solutions provides data gravity Dev Sec Ops Open Hybrid Cloud Platform Industry-leading OpenShift container platform built on RHEL Infrastructure IBM Systems IBM Public Cloud Public Clouds AWS | Azure | Others Enterprise Infrastructure Infrastructure for most critical transactional and regulated workloads with highest degree of security and reliability

Platform Economics (Revenue per $1 Platform Spend) Cloud Transformation Services IBM Services Application Modernization | Intelligent Workflows Multi-cloud Management | Security and Compliance … Global System Integrators $6 – $8 Software IBM Applications Data and AI , Supply Chain and Asset Management … IBM Middleware Application Servers Integration Management Security … 3rd Party Ecosystem $3 – $5 Dev Sec Ops Open Hybrid Cloud Platform $1 spent on platform drives incremental portfolio spend Infrastructure IBM Systems IBM Public Cloud Public Clouds AWS | Azure | Others Enterprise Infrastructure $1 – $2

Expanding IBM's Ecosystem

SAP
tcs TATA CONSULTANCY SERVICES
INTERCOPE
TRILIO
TEMENOS
TickTrade
intellect Design for Digital
box
assima
SEISMIC
geva GROUP
EY
Enghouse Interactive
C3.ai
HCL
Ripe Hub
veeam
shield.
salesforce
ContinuityLogic
ROBUST INTELLIGENCE
vmware
DECISIONFOCUS
Infosys
ZAFIN
SunTec
FORTINET
MOVIUS
workday.
Persistent
Thought Machine
ribbon
Tech Mahindra
wipro
sysdig
knowis
servicenow.
nexj
slack
Jenzabar
VERMEG
Amberoon
Adobe
HYTRUST
NUANCE
CAVEONIX
Lumina

15

Key Initiatives Increased Investments Organic/Inorganic Accelerated Growth Growth Mindset Separate NewCo Streamline Operations Technology Skills Ecosystem Sustainable mid single-digit revenue growth over medium term Expect a $2.3 billion charge by the end of 2020 for structural actions Savings to be reinvested to accelerate future growth

End-to-end Capabilities to Manage and Modernize Client-owned Infrastructures …with Unparalleled Scale and Expertise $19B revenue*, 2x size of next largest provider Hosting & Network Services Infrastructure Modernization Services Management Hybrid Multi-cloud Management $60B services backlog, of which ~45% is cloud** ~4,600 clients, including >75% of the Fortune 100 ~115 countries ~90,000 employees including deep technical skills *TTM revenue through June 30, 2020, adjusted to reflect estimated historical sales between IBM and NewCo **As of June 30, 2020

Core Strengths Financial Profile üUnrivaled expertise in managing complex and mission-critical infrastructure üDifferentiated capabilities to help clients in their transformation journeys üUnique operational footprint with highest level of service, performance and reliability üMost comprehensive base of technology intensive and highly-regulated clients üLean, efficient and customer responsive operating model üGreater ability to leverage broader ecosystem of partners for enhanced customer outcomes üIncreased agility to invest in transformational services and capitalize on growth opportunities üImproved margin, profit and cash generation profile 18

Two Market-Leading Companies IBM NewCo Strategic Focus •Technology & platform innovation •Digital transformations •Significant growth opportunities •IT infrastructure modernization •Service delivery excellence •Operational efficiency and cash flow generation Scope •Cloud & Cognitive Software, Global Business Services, Systems and Global Financing segments •IBM Public Cloud and TSS businesses of Global Technology Services segment •Managed Infrastructure Services business of Global Technology Services segment Revenue*$59 billion $19 billion Capital Structure Expected to maintain a single A credit rating Targeting investment grade credit rating Dividend Policy Initial combined dividend level expected to be no less than IBM’s pre-spin dividend per share Ongoing Relationship Strong strategic relationship between IBM and NewCo *TTM revenue through June 30, 2020, adjusted to reflect estimated historical sales between IBM and NewCo

Structure •Spin off of Managed Infrastructure Services (“NewCo”) to IBM shareholders •Expected to be tax free for U.S. federal tax purposes Timing and Conditions •Expected to close by end of 2021 •Subject to customary conditions including Form 10 registration, tax opinion from counsel and final IBM Board approval Transaction Charges •Estimate cash charges of ~$1.5 billion and non-cash charges of ~$1 billion – Includes tax charges, separation activities and other customary items

Accelerating IBM’s hybrid cloud platform growth strategy Driving sustainable mid-single digit revenue growth for IBM over the medium term Establishing the #1 Managed Infrastructure Services Company

ibm.com/investor

Reconciliation of Revenue for Red Hat, Normalized – TTM June 30, 2020 (Dollars in billions) Red Hat Revenue, Normalized for Trailing Twelve Months EndedChange YTY Historical Comparability June 30, 2020 June 30, 2019 YTY @constant currency $ 2.5 $ - 0.1 3.5 1.6 - $ 4.2 $ 3.5 19% 20 % consolidated results Add: Red Hat revenue prior to acquisition Add: Purchase accounting deferred revenue and intercompany adjustments Red Hat revenue, normalized for historical comparability (non-GAAP) The above reconciles the Non-GAAP financial information contained in the “IBM Strategic Highlights” discussions in the company’s investor presentation on October 8, 2020. See Exhibit 99.3 included in the company’s Form 8-K dated October 8, 2020 for additional information on the use of these Non-GAAP financial measures. Refer to IBM’s Form 8-K, dated July 20, 2020 for additional information.

ibm.com/investor